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harborcapital.com

Supplement to Statement of Additional Information dated March 1, 2022

December 1, 2022
HARBOR CONVERTIBLE SECURITIES FUND
Effective on March 1, 2023 (the “Effective Date”), BlueCove Limited (“BlueCove”) will replace Shenkman Capital Management, Inc. (“Shenkman Capital”) as investment subadviser to Harbor Convertible Securities Fund (the “Fund”). In connection with this change, the Fund’s investment strategy will be changed to reflect BlueCove’s approach to managing the Fund’s assets. This change in investment subadviser was recommended by Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Fund, and approved by the Board of Trustees of Harbor Funds. The Fund’s benchmark index will be the ICE BofA U.S. Convertible Bond Index, which is different from the Fund’s current benchmark index. There will be no change in the Fund’s investment objective.
In connection with the changes noted above, Harbor Capital is responsible for the transition of the Fund’s portfolio to BlueCove. Harbor Capital seeks to continue to provide Fund shareholders with exposure to the convertible securities asset class during the transition period. Harbor Capital has instructed Shenkman Capital to sell securities that will not transfer to BlueCove’s management and to otherwise manage the Fund in accordance with its principal investment strategy. Harbor Capital and Shenkman Capital will continue to work together regarding additional details related to the preparation of the Fund for the transition to BlueCove.
On or around February 15, 2023, Shenkman Capital will cease serving as subadviser to the Fund. Following the termination of Shenkman Capital as subadviser, a transition broker is expected to reposition the Fund’s portfolio at the direction of Harbor Capital in order to align it with that of BlueCove’s management in advance of the change.
In connection with the appointment of BlueCove as the Fund’s subadviser, as of the Effective Date, the rate of advisory fees payable by the Fund to Harbor Capital will be reduced from 0.65% to 0.50% annually as a percentage of the Fund’s average net assets.
The Fund’s investment strategy under BlueCove is set forth in the Prospectus Supplement dated December 1, 2022 to the Harbor Funds Prospectus. Information about BlueCove and the portfolio managers at BlueCove responsible for managing the assets of the Fund is also included in that Supplement and set forth below.
As of the Effective Date, BlueCove hereby replaces all references to Shenkman Capital, except for references to actual subadvisory fees paid to Shenkman Capital.
As of the Effective Date, the following information with respect to the Fund and Shenkman Capital, as applicable, is hereby replaced:

The Subadvisers
Harbor Convertible Securities Fund. The Fund is subadvised by BlueCove Limited (“BlueCove”). BlueCove is a private limited company organized under the laws of England and Wales. BlueCove is located at 10 New Burlington Street, London W1S 3BE, United Kingdom.

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of August 31, 2022 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CONVERTIBLE SECURITIES FUND
Benjamin Brodsky, CFA
All Accounts	0	$—	3	$952	1	$598
Accounts where advisory fee is based on account performance (subset of above)	0	—	3	952	0	0

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Supplement to Statement of Additional Information dated March 1, 2022 — Continued

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CONVERTIBLE SECURITIES FUND — Continued
Michael Harper, CFA
All Accounts	0	$—	3	$952	1	$598
Accounts where advisory fee is based on account performance (subset of above)	0	—	3	952	0	0
Benoy Thomas, CFA
All Accounts	0	—	2	917	1	598
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	917	0	0

BlueCove Limited
CONFLICTS OF INTEREST
As a firm with multiple clients, BlueCove may, in the normal course of business, be faced with situations that have the potential to give rise to conflicts of interest. Conflicts of interest may occur due to side by side management of client portfolios, which may have overlapping or opposing investment strategies. Members of BlueCove’s Portfolio Management team may be engaged in managing client portfolios contemporaneously. Different client portfolios may have differing fee structures. Furthermore, it is not possible to anticipate every situation that may present the risk of a conflict of interest over time. However, in accordance with regulatory requirements, BlueCove maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from adversely affecting the interests of its clients. BlueCove’s organizational and administrative arrangements include a comprehensive suite of compliance polices, employee training and attestations, and a transparent investment process.
COMPENSATION
In setting and reviewing fixed compensation, BlueCove takes account of the need to ensure that fixed and variable components of total compensation are appropriately balanced. Fixed compensation is intended to be set at a level that allows BlueCove to operate a fully flexible policy on variable compensation while remaining competitive so as to attract and retain key talent.
Variable compensation is discretionary and will only be paid if it is sustainable according to the financial situation of BlueCove as a whole and justified according to the overall firm performance, investment team performance and the performance of the individual concerned. In setting performance targets applicable to discretionary variable compensation, there is an emphasis placed on establishing targets that are closely aligned with the strategic focus of BlueCove. Non-financial performance related to BlueCove’s defined values and behaviors is also taken into account, and this includes compliance with controls and standards governing the relationships with clients and investors, risk management, and value-based behaviors. The target-setting process is also designed to avoid, or to mitigate where avoidance is not possible, conflicts of interest being created or incentivizing conflicts of interest or other behavior that would breach BlueCove’s policies, values or commitment to clients.
BlueCove employees do not receive compensation from any fund for which BlueCove provides investment management services.
BlueCove operates an ownership culture amongst employees via its equity incentive plan. Each employee has an equity interest, allowing them to share in the growth of the business.
SECURITIES OWNERSHIP
As of August 31, 2022, Messrs. Brodsky, Harper and Thomas did not beneficially own any shares of Harbor Convertible Securities Fund.
Investors Should Retain This Supplement For Future Reference
S1222.SAI.HF

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